                                                                  EXHIBIT 10.63



                         FORBEARANCE EXTENSION AGREEMENT

         FORBEARANCE EXTENSION AGREEMENT, dated as of July 31, 2000 (this "Forbearance Extension"), among

         (i) DENALI INCORPORATED (the "Borrower");

         (ii) each of the guarantors which are signatories hereto (each a "Guarantor", collectively, the "Guarantors");

         (iii) CANADIAN IMPERIAL BANK OF COMMERCE (in its capacity as administrative agent for the Lenders referenced below, the "Administrative Agent");

         (iv) ING (U.S.) CAPITAL LLC (in its capacity as documentation agent for the Lenders referenced below, the "Documentation Agent"); and

         (v) the lenders party to the Credit Agreement referenced below (the "Lenders"), in respect of the Credit Agreement referenced below.

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Documentation Agent have entered into that certain Credit Agreement, dated as of January 12, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Guarantors are party to that certain Guarantee, dated as of January 12, 1999 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), in favor of the Administrative Agent for the benefit of the Lenders;

         WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Documentation Agent have entered into that certain Forbearance Agreement, dated as of June 30, 2000 (the "Forbearance Agreement"); and

         WHEREAS, the Borrower and the Guarantors have requested that the Lenders, the Administrative Agent and the Documentation Agent extend the Forbearance Termination Date (as defined in the Forbearance Agreement) and to provide for certain other amendments or modifications to the Credit Agreement and the Forbearance Agreement.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other valuable consideration, the receipt and adequacy of which are



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hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent, the
Documentation Agent and the Lenders hereby agree as follows:

         1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or the Forbearance Agreement. The following terms shall have the following meanings:

         "Blair Transaction": a transaction including new subordinated indebtedness and preferred equity entered into by the Borrower with William Blair Mezzanine Capital Partners which is in form and substance satisfactory to the Administrative Agent.

         "Forbearance Period": the period from the date hereof until the Forbearance Termination Date.

         2. Forbearance Extension. The Forbearance Termination Date set forth in the Forbearance Agreement is hereby amended to be the earliest to occur of (i) September 30, 2000, (ii) the closing of the Blair Transaction and (iii) the occurrence of a Forbearance Event of Default.

         3. Additional Provisions.

               (a) Subject to the terms and conditions set forth herein, interest shall accrue on all unpaid Obligations during the Forbearance Period at an interest rate equal to the highest non-default interest rate for the related Type of Loan set forth in Section 6.1 of the Credit Agreement. Additional interest shall accrue at a rate equal to the difference between the applicable default rate for each Loan provided in the Credit Agreement and applicable interest rate set forth in the preceding sentence, which additional interest shall be due and payable on the Forbearance Termination Date. During the Forbearance Period, no Eurodollar Loan shall be made or continued with an Interest Period that ends later than September 30, 2000.

               (b) Subject to the terms and conditions set forth herein, the Lenders hereby waive any mandatory prepayment required to be made pursuant to
   Section 6.5(c) of the Credit Agreement relating to proceeds of new common equity investments into the Borrower of up to $1,600,000 in the aggregate made by existing shareholders, directors, or senior management of the Borrower substantially contemporaneously herewith.

               (c) Subject to the terms and conditions set forth herein, during the Forbearance Period the Lenders shall increase the aggregate Revolving Credit Commitments by an aggregate of $2,000,000 to a total of $27,000,000, such increase to be allocated among the Lenders as set forth on Exhibit A attached hereto. On the Forbearance Termination Date, the Revolving Credit Commitments shall automatically revert back to an aggregate of $25,000,000 with allocations among the Lenders as was in effect immediately prior to the increase provided for herein.




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               (d) Subject to the terms and conditions set forth herein, the
   Lenders shall defer their rights to exercise any warrants held by the Lenders relating to the Borrower that are exercisable on July 31, 2000 and on August 31, 2000 until the Forbearance Termination Date. If the Blair Transaction is consummated on or prior to September 30, 2000, the Lenders shall surrender such warrants to the Borrower for cancellation.

               (e) The Borrower shall deliver to the Administrative Agent an updated weekly cash forecast on Monday of each week, or if such day is not a Business Day, the next succeeding Business Day.

               (f) The Borrower shall deliver notice to the Administrative Agent if it becomes reasonably likely that the Blair Transaction will not close on or prior to September 30, 2000 and shall describe the circumstances relating to the Blair Transaction at that time. The Borrower shall promptly give notice to the Administrative Agent of all material developments relating to the Blair Transaction.

         4. Forbearance Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender a forbearance fee in an amount equal to the product of (x) 25 basis points times (y) the sum of (i) such Lender's Revolving Credit Commitment (after giving effect to the increase contemplated hereby) and
(ii) the aggregate outstanding principal balance of all Term Loans and Acquisition Loans made by such Lender as of the date hereof. Such forbearance fee shall be due and payable on the Forbearance Termination Date.

         5. Termination. The Forbearance Agreement, as modified by this Forbearance Extension and this Forbearance Extension shall terminate on the Forbearance Termination Date.

         6. Representations and Warranties. In order to induce the Administrative Agent, the Documentation Agent and the Lenders to enter into this Forbearance Extension, the Borrower and each Guarantor hereby represents and warrants to the Administrative Agent, the Documentation Agent and to each Lender that:

               (a) Other than as set forth in Section 5(b), each of the representations and warranties made by the Borrower and each of the Guarantors in each Loan Document to which it is a party is true and correct in all material respects as of the date hereof.


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               (b) Other than the Specified Events of Default, no Default or
   Event of Default has occurred and is continuing as of the date hereof.

         7. Conditions Precedent to Effectiveness of Forbearance Extension. This Forbearance Extension shall not become effective unless and until:

               (a) the Administrative Agent has received this Forbearance Extension, executed and delivered by a duly authorized officer of the Borrower, each Guarantor, the Required Lenders, the Administrative Agent and the Documentation Agent;

               (b) the Administrative Agent shall have received for the account of each Lender payment of all accrued interest, including any accrued default interest, through July 31, 2000;

               (c) payments due to the holders of the Permanent Subordinated Debt as of the date hereof shall have been deferred pursuant to a waiver agreement, dated as of the date hereof, among the Borrower and the holders of the Permanent Subordinated Debt and such waiver agreement shall have been duly executed by the Borrower and each such noteholder and shall be in form and substance satisfactory to the Administrative Agent;

               (d) the Borrower shall have received an equity investment from the existing shareholders, directors, or senior management of the Borrower of not less than $1,400,000 which shall be in form and substance satisfactory to the Administrative Agent;

               (e) the Administrative Agent shall have received a note endorsement in respect of each Revolving Credit Note giving effect to the increase in the Revolving Credit Commitments contemplated hereby, duly executed and delivered by the Borrower; and

               (f) the Administrative Agent has received such other documents and information as the Administrative Agent may reasonably require, which documents and information shall be satisfactory to the Administrative Agent in its sole discretion.

         8. Forbearance Events of Default. The Forbearance Period shall immediately terminate and this Forbearance Extension shall be of no further force and effect upon the occurrence of any of the following (each, a "Forbearance Event of Default"):

               (a) the occurrence of one or more Defaults or Events of Default under the Credit Agreement (other than a Specified Event of Default); or

               (b) any representation or warranty made or deemed made by the Borrower or any Guarantor herein, in the Forbearance Agreement or which is contained in any certificate, document or financial or other statement created and/or delivered at any time under or in connection with this Forbearance Extension, the Forbearance Agreement or on or subsequent to the date hereof under or in connection with any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

               (c) the Borrower or any Subsidiary shall default in the observance or performance of any agreement contained herein or in the Forbearance Agreement; or

               (d) the Borrower shall make, or permit to be made by any Guarantor, any payment to any Person in respect of the Permanent Subordinated Debt so long as an Event of Default shall continue to exist under the Credit Agreement and such payment shall be waived by the holders of the Permanent Subordinated Debt or a payment




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   blockage notice shall remain in effect, in each case without the prior written consent of the Administrative Agent, the Documentation Agent and the Lenders; or

               (e) the Borrower shall fail to maintain either (i) for the two calendar month period ending July 31, 2000, a Consolidated Domestic EBITDA of not less than $1,200,000, or (ii) for the one calendar month period ending July 31, 2000, a Consolidated Domestic EBITDA of not less than $605,000; or

               (f) the Administrative Agent shall determine in good faith that the Blair Transaction will not close on or prior to September 30, 2000.

         9. Absence of Waiver. The parties hereto agree that the agreements set forth herein shall not be deemed to:

               (a) be a consent to cure, or waiver of, any Default or Event of Default;

               (b) except as expressly set forth herein, modify or limit any other term or condition of the Credit Agreement, the Forbearance Agreement or any other Loan Document;

               (c) impose upon any Lender, the Administrative Agent or the Documentation Agent any commitment or obligation, express or implied, to consent to any amendment or further modification of the Credit Agreement, the Forbearance Agreement or other Loan Documents;

               (d) impose upon any Lender, the Administrative Agent or any Documentation Agent any commitment or obligation, express or implied, to grant or extend any financial accommodations to the Borrower or the Guarantors (other than as expressly set forth herein) or to modify or extend the Forbearance Agreement or this Forbearance Extension; or

               (e) prejudice any right or remedy that the Administrative Agent, the Documentation Agent or the Lenders may now have or may in the future have under the Credit Agreement or under or in connection with the other Loan Documents or any instrument or agreement referred to therein including, without limitation, any right or remedy resulting from any Default or Event of Default.

         10. Release of Claims and Waiver. Each of the Borrower and each Guarantor hereby releases, remises, acquits and forever discharges each Lender, the Administrative Agent and the Documentation Agent and each of their employees, agents, representative, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the "Released Parties"), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in



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any way directly or indirectly arising out of any or in any way connected to this Agreement or the Loan Documents (collectively, the "Released Matters"). Each of the Borrower and each Guarantor hereby acknowledges that the agreements in this Section 9 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each of the Borrower and each Guarantor hereby represents and warrants to the Administrative Agent, the Documentation Agent and each Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest of the Borrower or any Guarantor in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

         11. Miscellaneous.

               (a) Section headings used in this Forbearance Extension are for convenience of reference only and shall not affect the construction of this Forbearance Extension.

               (b) This Forbearance Extension may be executed by one or more of the parties hereto by facsimile or in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               (c) This Forbearance Extension and the rights and obligations of the parties under this Forbearance Extension shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

               (d) This Forbearance Extension shall be deemed a "Loan Document" for purposes of the Credit Agreement and the other Loan Documents.

               (e) This Forbearance Extension constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral or written agreements with respect to the subject matter hereof.

               (f) Time is of the essence in this Forbearance Extension.

               (g) No amendment or modification of this Forbearance Extension shall be effective unless made in writing and signed by all parties. Each of the Borrower and each of the Guarantors acknowledges and agrees that any and all future discussions with any Lender, the Administrative Agent or the Documentation Agent shall be without prejudice to any Lender, the Administrative Agent or the Documentation Agent and shall not be deemed to modify, waive, or amend any term or provision of this Forbearance Extension or the Loan Documents.



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         IN WITNESS WHEREOF, the parties hereto have caused this Forbearance
Extension to be duly executed and delivered as of the day and year first above written.

                                         DENALI INCORPORATED,
                                         as Borrower

                                         By  /s/ R. KEVIN ANDREWS
                                           ------------------------------------
                                           Name:  R. Kevin Andrews
                                           Title: CFO/Treasurer


                                         CANADIAN IMPERIAL BANK OF COMMERCE,
                                         as Administrative Agent
                                         By: /s/ GERALD GIRARDI
                                           ------------------------------------
                                           Name:  GERALD GIRARDI
                                           Title: Executive Director


                                         ING (U.S.) CAPITAL LLC,
                                         as Documentation Agent and as a Lender
                                         By: /s/ ROBERT FELLOWS
                                           ------------------------------------
                                           Name:  ROBERT FELLOWS
                                           Title: Director


                                         CIBC INC.,
                                         as a Lender
                                         By: /s/ GERALD GIRARDI
                                           ------------------------------------
                                           Name:  GERALD GIRARDI
                                           Title: Executive Director


                                         KEY CORPORATE CAPITAL INC.,
                                         as a Lender
                                         By: /s/ MICHAEL D. CARROLL
                                           ------------------------------------
                                           Name:  MICHAEL D. CARROLL
                                           Title: Vice President



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                                         BANK OF OKLAHOMA N.A.,
                                         as a Lender
                                         By: /s/ PAMELA J. BEEN
                                           ------------------------------------
                                           Name:  PAMELA J. BEEN
                                           Title: Assistant Vice President



                                         SOUTHWEST BANK OF TEXAS, N.A.,
                                         as a Lender
                                         By: /s/ CY CLARK
                                           ------------------------------------
                                           Name:  CY CLARK
                                           Title:  Senior Vice President


                                         THE GUARANTORS:
                                         ---------------


                                         CONTAINMENT SOLUTIONS, INC.
                                         By: /s/ JANICE MCCORMICK
                                           ------------------------------------
                                           Name:  JANICE MCCORMICK
                                           Title:  ASSISTANT SECRETARY


                                         CONTAINMENT SOLUTIONS SERVICES, INC.
                                         By: /s/ JANICE MCCORMICK
                                           ------------------------------------
                                           Name:  JANICE MCCORMICK
                                           Title: ASSISTANT SECRETARY


                                         INSTRUMENTATION SOLUTIONS, INC.
                                         By: /s/ JANICE MCCORMICK
                                           ------------------------------------
                                           Name:  JANICE MCCORMICK
                                           Title: ASSISTANT SECRETARY


                                         DENALI MANAGEMENT, INC.
                                         By: /s/ JANICE MCCORMICK
                                           ------------------------------------
                                           Name:  JANICE MCCORMICK
                                           Title: ASSISTANT SECRETARY


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                                         SPECIALTY SOLUTIONS, INC.
                                         By: /s/ JANICE MCCORMICK
                                           ------------------------------------
                                           Name:  JANICE MCCORMICK
                                           Title: ASSISTANT SECRETARY


                                         BELCO MANUFACTURING COMPANY, INC.
                                         By: /s/ JANICE MCCORMICK
                                           ------------------------------------
                                           Name:  JANICE MCCORMICK
                                           Title: ASSISTANT SECRETARY


                                         ERSHIGS, INC.
                                         By: /s/ JANICE MCCORMICK
                                           ------------------------------------
                                           Name:  JANICE MCCORMICK
                                           Title: ASSISTANT SECRETARY


                                         SEFCO, INC.
                                         By: /s/ JANICE MCCORMICK
                                           ------------------------------------
                                           Name:  JANICE MCCORMICK
                                           Title: ASSISTANT SECRETARY


                                         FIBERCAST COMPANY
                                         By: /s/ JANICE MCCORMICK
                                           ------------------------------------
                                           Name:  JANICE MCCORMICK
                                           Title: ASSISTANT SECRETARY


                                         PLASTI-FAB, INC.
                                         By: /s/ JANICE MCCORMICK
                                           ------------------------------------
                                           Name:  JANICE MCCORMICK
                                           Title: ASSISTANT SECRETARY


                                         DENALI HOLDINGS MANAGEMENT L.L.C.
                                         By: /s/ JANICE MCCORMICK
                                           ------------------------------------
                                           Name:  JANICE MCCORMICK
                                           Title: ASSISTANT SECRETARY




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                                         DENALI OPERATING MANAGEMENT, LTD.
                                         By: /s/ JANICE MCCORMICK
                                           ------------------------------------
                                           Name:  JANICE MCCORMICK
                                           Title: ASSISTANT SECRETARY




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                                    EXHIBIT A
                          REVOLVING CREDIT COMMITMENTS




LENDER                      EXISTING R/C     EXISTING         NEW R/C             NEW R/C
                             COMMITMENT     COMMITMENT %    COMMITMENT ($'S)   COMMITMENT (%)
-------------------        -------------   -------------    ----------------   --------------
CIBC                        5,833,333.34         23.3333%       6,146,000.00          22.7630%

ING                         5,833,333.33         23.3333%       6,146,000.00          22.7630%

KEY BANK                    5,833,333.33         23.3333%       6,146,000.00          22.7630%

BANK OF OKLAHOMA            5,000,000.00         20.0000%       5,928,000.00          21.9556%

SOUTHWEST BANK              2,500,000.00         10.0000%       2,634,000.00           9.7556%
                           -------------   -------------    ----------------   --------------
              TOTAL        25,000,000.00        100.0000%      27,000,000.00         100.0000%



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